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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):     March 31, 1999
                                                        -----------------------

                             POWERCERV CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                      0-27574                  59 3350780
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


           400 North Ashley Street, Suite 2700, Tampa, Florida 33602
           ---------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:       (813) 226-2600
                                                   ---------------------------

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 31, 1999, pursuant to an Asset Purchase Agreement dated March 30, 1999 (the "Asset Agreement"), PowerCerv Technologies Corporation ("PTC"), a wholly-owned subsidiary of PowerCerv Corporation ("PowerCerv"), sold the net assets of PTC's general consulting group and general education group to ROI Consulting, Inc. ("ROI"). The general consulting and education groups provided technical consulting services at all stages of client/server application software design, development and implementation for software applications unrelated to PTC's Enterprise Resource Planning application products and employed 81 people in 6 locations in the U.S. In consideration for these assets, ROI paid or delivered to PTC: (a) $2,455,000 in cash; (b) license and support fees of $545,000 for separate software licenses for PTC's application products for ROI's internal use and development tools for ROI to resell to third parties; (c) 700,000 shares of common stock of PowerCerv held by ROI, which were cancelled and retired; (d) a promissory note in the principal amount of $2,850,000 payable to PTC on the earlier of a Change of Control (as defined in the Asset Agreement) of ROI or June 30, 1999, bearing interest at a rate of 7 1/2% per year, and secured by substantially all the assets of ROI; (e) a promissory note in the original principal amount of up to $1,860,000 (the final amount of the note to be determined following the valuation of accounts receivable sold in the transaction) payable on the earlier of a Change of Control of ROI or June 30, 1999, bearing no interest, and secured by substantially all the assets of ROI; and (f) a promissory note in the principal amount of $850,000 payable in equal, quarterly installments beginning December 31, 2000 and bearing interest at a rate of 4.56% per year. FAC Equities, a division of FIRST ALBANY CORPORATION, rendered a fairness opinion to PowerCerv's Board of Directors in connection with the transaction.

         Roy E. Crippen, III, who served as director, Vice Chairman and Chief Technology Officer of PowerCerv from 1992 until his resignation as Vice Chairman and Chief Technology Officer of PowerCerv on March 31, 1999, serves as an officer and director of ROI, and is its majority shareholder. Mr. Crippen remains a director of PowerCerv.

         The disposition of the net assets of PTC's general consulting and education groups pursuant to the terms of the Asset Agreement does not require pro forma financial information to be included in this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         Exhibit Number                           Description
         --------------                           -----------

               2                Asset Purchase Agreement, dated March 30, 1999.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          POWERCERV CORPORATION
                                          (Registrant)


                                          By: /s/ Stephen M. Wagman
                                             ----------------------------------
                                                  Stephen M. Wagman
                                                  Chief Financial Officer,
                                                  Senior Vice President and
                                                  Secretary


Date: April 13, 1999




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